# RESTATED MANUFACTURING AND DEVELOPMENT AGREEMENT

This Restated Manufacturing and Development Agreement dated November 10, 2016 ("**Agreement**") is entered into by TOMI Environmental Solutions, Inc., ("**TOMI**" or "**Company**") a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 9454 Wilshire Blvd., PH/G-6, Beverly Hills, CA. 90212, and RG Group ("**RG**" or "**Manufacturer**") a company organized and existing under the laws of Pennsylvania with its principal business address at 650 North State Street, York, PA. 17403. The Company and the Manufacturer may be referred to individually as a "Party or collectively as the "Parties."

## RECITALS

The Company is engaged in the business of inventing, engineering, researching, developing, formulating, and marketing its disinfection/decontamination/sterilization Product(s) (*as defined herein*), which reduce the spread of pathogens/bacteria/viruses/mold in an area/environment, improving the efficacy of cleaning and decontamination.

Manufacturer has experience and expertise in the engineering and manufacturing of Company's technology, Product(s), equipment and other similar devices.

RG has manufactured and assisted TOMI in the development of one or more TOMI Product(s) and intends to design, manufacture, and assist in the development in future TOMI Product(s) and other Custom Installation(s) (*as defined herein*) using TOMI patented technology.

On October 15, 2014 Parties signed a Manufacturing and Development Agreement which expired on October 15, 2016 ("**Original Agreement,**" *See Appendix 1*).

Upon and subject to the terms and conditions of this Agreement, TOMI has retained RG's services to provide manufacturing and development services for the development of past and current TOMI Product(s) for delivery to TOMI, and to provide TOMI Prototypes (*as defined herein*) for verification testing and test validation for future TOMI Product(s) and once System Verification (*as defined herein*) is passed, RG is then to provide manufacturing and development services for development of prototype as requested by Company.

RG shall manufacture the Product(s) exclusively for TOMI. TOMI shall retain all assignee rights to all Intellectual Property (*as defined herein*) relating to TOMI Product(s).

The whole of this Agreement and Appendices attached hereto are to be taken together so as to give effect to every part thereof to the maximum extent practicable. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of any other document, the terms of this Agreement shall control.

## ARTICLE I
## SCOPE OF WORK / DEFINITIONS

**Scope of Work:** RG has completed the manufacturing of current TOMI Products and will continue to manufacture and develop TOMI Products in cooperation with, and in accordance with the Specifications (*as defined herein*) set by TOMI and as accomplished by the System Verification on all Products in cooperation with, and in accordance with the specifications set forth by TOMI. Both Parties agree that Purchase Orders (*as defined herein*) issued to date for said work and under the Original Agreement are valid.

TOMI and RG will hold ongoing design reviews and Product discussions in accordance with its standard development operating procedures via email and via weekly conference calls. Changes to the Development and Manufacturing Program (*as defined herein*) and to Product Specifications will be by mutual consent. TOMI agrees to use its best efforts to accommodate RG on such changes in scope and/or specifications as may be reasonably requested by RG with appropriate changes (as pre-approved by TOMI) in Purchase Orders.

"**Confidential Information**" means all business or technical information of Parties, whether it is received, accessed or viewed by the other Party in writing, visually, electronically or orally and is further defined at Section V.

"**Custom Installation(s)**" means any installation requested and set by certain Specifications provided by TOMI and End User that specify certain installation settings, options, components, and build-in features using SteraMist BIT TOMI Technology and Products.

"**Development Completion Date**" means the date upon which TOMI accepts the final TOMI Product(s) delivered by RG as set forth in the applicable Purchase Order or Development and Manufacturing Program.

"**Development and Manufacturing Program**" means the program for development and manufacturing of a Product, this may incorporate all relevant information pertaining to the relevant Product(s), which may include, without limitation – Development Schedule (*as defined herein*), Product Specifications and Tooling Specifications (*as defined herein*), terms of purchase, long lead time components, qualified suppliers, quality requirements, and a Purchase Order.

"**Development Schedule**" means the schedule for the development of a Product(s) under the applicable Development and Manufacturing Program as agreed upon by Parties.

"**End User**" means any business or individual TOMI successfully solicits and who purchases TOMI Products and/or Custom Installations.

"**Engineering Services**" include but may not be limited to any operational, maintenance and troubleshooting to TOMI Products; manual drafting; development of engineering studies; development of and the performance of advanced testing to TOMI Products; and the assistance in the development of patent concepts for assignment to TOMI.

"**Final Product**" means the finalized TOMI Product(s), Custom Installation(s), and/or Prototype(s) as set forth in the Development and Manufacturing Program, to be delivered to TOMI for selling to a TOMI End User, or to TOMI for System Verification and qualification testing and validation in accordance with the final Milestone (*as defined herein*) of a Development Schedule.

"**Intellectual Property**" means all Trademarks and Patented Technology collectively and is further defined at Section VI.

"**Milestone**" means each phase of the Development Schedule of a Development and Manufacturing Program.

"**Patented Technology**" includes but is not limited to all current or future patents, patent applications, technology, equipment, inventions or industrial design rights, procedures, processes, under the SteraMist Brand and TOMI.

"**Product(s) / TOMI Product(s)**" means any products or parts developed and/or manufactured by RG in accordance with the Original Agreement and under the terms and conditions of this Agreement and any time in between. Products include any Prototypes and proof of concepts developed, designed, and manufactured between Parties. Current Product model numbers include but are not limited to HHA-101-02, HHA-201-02, HHA-102-02-110, HHA-102-02-230, HHA-202-02, TPO-301-02, TPO-401-02, TPO-302-02-110, TPO-302-02-230, TPO-402-02, and TSS-100-01.

"**Prototype**" means a first, typical or preliminary model of any manufactured or developed item between Parties that encompass and or is intended for use of TOMI's Product, technology, and/or SteraMist BIT.

"**Purchase Order**" means an order for the purchase of Products.

"**Rejection of Work**" would occur should TOMI determine that any System Verification or testing or validation of RG's work does not conform to applicable Specification(s). TOMI shall (i) notify RG of such problems; and (ii) permit RG a reasonable opportunity to make any necessary corrections. RG shall resubmit to TOMI revised testing or other work corrected to meet the relevant Specification(s). TOMI shall have forty-five (45) days after Final Product is received to provide notice of failed System Verification and RG shall have forty-five (45) days from notice to correct the failed Final Product. If discrepancies still exist, Parties shall decide the appropriate action to be taken by mutual agreement and/or TOMI shall have the right to reject the work in its entirety.

"**Specifications**" means the form, fit, and function descriptions and specifications for a Product described in the specifications document of the applicable Development and Manufacturing Program as agreed upon by Parties.

"**System Verification**" means the functional and parametric qualification and validation tests to be performed on a Product or Prototype or Custom Installation for the purposes of accepting or rejecting a Product or Prototype or Custom Installation as set forth in the applicable Development and Manufacturing Program. Parties shall draft appropriate verification protocols and Parties shall perform the testing in accordance with these protocols. TOMI shall approve in advance the System Verification of the Product or Prototype or Custom Installation as well as any efficacy verification of the Product, Prototype or Custom Installation. TOMI shall have the right to perform System Verification during and at the end of manufacturing and development.

"**Tooling**" means the molds and manufacturing component parts of a TOMI Product that is customized for TOMI. Design and procurement of Tooling for parts is the responsibility of RG. Should any Tooling require replacement, prior to the warranted life cycle, RG shall replace the Tooling at its own cost. TOMI will utilize RG's established vendors, provided that pricing and quality are competitive and approved by TOMI. RG is responsible to qualify all vendors per their system requirements. TOMI can request, and RG shall provide, a re-quote, lead times, and price breaks for any and all component parts of Product(s). RG shall work with its vendors to purchase Product parts as needed, if approved by TOMI, and TOMI has the option to replace and/or provide component parts to RG, upon mutual agreement.

"**Trademark(s)**" means all current and future service marks, trademarks, trade dress, trade secrets, word marks, trade names, copyrights, vehicle design, and all configurations and derivations thereof owned and registered by TOMI. All Trademarks may be modified or acquired by TOMI at any time.

## ARTICLE II
## COMPENSATION FOR PRODUCT DEVELOPMENT

To the extent that Company has Manufacturer perform the development and manufacturing of Product(s), in consideration for the services rendered by Manufacturer for such Product(s), Company shall pay to Manufacturer compensation set forth below.

TOMI shall use its best efforts to within a reasonable time frame, provide a forecast of purchasing Product(s) and supplying RG with a Purchase Order. TOMI shall pay RG the fixed sum, non-recurring engineering and any Tooling charges, in accordance with fees identified in the applicable Development Manufacturing Program and approved Purchase Order. RG will not receive any other compensation for its development efforts under this Agreement unless specifically agreed otherwise in writing among Parties.

RG will continue to provide Engineering Services and other requested services by TOMI as defined herein at the Payment for Products and Services (*See Appendix 2*). Parties agree System

Verification and efficacy testing, the development of additional test procedures (functional and efficacy related) and updating bill of materials and solid model working drawings of Products developed at the time of this Agreement will be at no additional charge.

Parties agree to discuss and make changes to Product cost in case of changes of Product Specifications. Any and all changes in pricing require notice and approval by Parties in writing.

## ARTICLE III
## PARTY OBLIGATIONS

**Manufacturing:** During the term of this Agreement, RG shall timely manufacture the Product in compliance with the Specifications identified in the applicable Development Manufacturing Program. Both during the term and following termination of this Agreement, RG shall not supply the Product, Product Specifications, to any third party whatsoever.

**Shipment:** The delivery of each Purchase Order shall be within the time specified in the Purchase Order, and each delivery by Manufacturer to TOMI will be delivered only subsequent to TOMI approval in writing (via e-mail). All deliveries to TOMI are F.O.B. York PA at point of manufacture using carriers and billing account numbers as specified in writing by TOMI. All risk of loss after shipment by Manufacturer is borne by TOMI and RG agrees to properly label all shipping documents.

**Warranty**: Manufacturer warrants and represents that it shall strictly adhere to the Product Specifications set forth at each Development Manufacturing Program. Manufacturer warrants and represents that it has the requisite and necessary experience, all necessary licenses and permits, equipment, facilities and personnel to properly perform the manufacturing services in accordance with the Product Specifications set forth at each Development Manufacturing Program, and further warrants and represents that it is not a party to any other Agreement that would in any way conflict with, or restrict, its ability to perform the manufacturing services. During the twelve (12) month term of the warranty (as defined in the immediate paragraph below) Manufacturer assumes full responsibility for the repair or replacement of Products.

Manufacturer warrants for a period of twelve (12) months from shipment of Final Product by TOMI (or RG) to TOMI End Users that all Final Products sold to TOMI shall be free of any defects in design, materials, and workmanship, and shall conform to Product Specifications as referenced in the Original Agreement and as referenced to any applicable Development Manufacturing Program. Manufacturer does not warrant any End User suppled materials. Warranty repair services shall be provided at RG manufacturing facilities at 15 Flour Mill Road, York, PA 17406, free of charge. RG shall immediately review a Product Repair Report (*see Appendix 3*) and within thirty (30) days of receipt of returned inventory Final Products and five (5) days of receipt of End User Final Products return the Product Repair Report to TOMI detailing those products accepted under warranty and any that are not accepted under warranty due to physical damage or improper use. RG will use its best efforts to repair defective Final

RJF

Products as quickly as possible with "turnaround time" (time for repair after receipt of Final Product) to be four (4) weeks from receipt of returned inventory Final Products and as quickly as reasonably decided in the Product Repair Report for End User Final Products to the Flour Mill facility. Shipment of the repaired or replaced warranted Final Products to TOMI's Frederick, MD location or to End User shall be at the expense of RG. Shipment of the repaired or replaced non-warranted Final Products to TOMI's Frederick, MD location or to End User shall be at the expense of TOMI or End User (as decided by TOMI). TOMI will respond to End User complaints and provide repairs where practical and RG shall provide TOMI with technical information necessary for such repairs TOMI handles with End User. In the event a product modification shall become necessary, RG shall make such modifications, as approved by TOMI, at a separate cost agreed to by Parties under separate agreement. For non-warranted repairs, RG shall inform TOMI an estimated time to repair failed Products on the Product Repair Report, and shall not proceed with repairs until such time that TOMI has provided approval for said repairs. For problems due to incorrect use of the Final Product, or factors external to the Product, or repairs for unwarranted Products, RG shall repair at a separate cost borne by TOMI, at a billing rate set at Article II of this Agreement. Manufacturer shall repair/exchange, and ship to TOMI or to End User, the repaired Product within the agreed upon turnover time on the applicable Product Repair Report.

**Payment Terms:** TOMI agrees to a payment term of ten percent (10%) deposit due with release of blanket applicable Purchase Orders and payment terms after shipment of Final Product, Product, Prototype, and/or Custom installations as further defined at *Appendix 2*.

**Other:** RG must not make any change to its manufacturing process or current Product manufacturing facility location without notifying TOMI a minimum of six (6) months in advance of any manufacturing process or location change to provide sufficient lead time for TOMI to do qualification, including samples qualification on Products.

RG will mark each Final Product with a unique sequential serial number and the date of manufacturing, as well as any other markings as required in the Specifications of each Development and Manufacturing Program. Except for marking Final Products as provided in this Article III, RG will not use any trademark, trade name, trade dress or any name, picture, or logo which is commonly identified with TOMI without the express written permission of the Company. RG will completely remove the marking or name on a Final Product which has not been authorized by TOMI.

## ARTICLE IV
## QUALITY REQUIREMENTS / REGULATORY RESPONSIBILITY

RG will manufacture Products to be 100% in conformance with the Specifications and quality acceptance requirements as identified in each Development Manufacturing Program or other documentation as provided by TOMI. RG will only use components and materials that are qualified and approved by TOMI on manufacturing of Products. RG will ensure that the Products

meet quality acceptance requirements and functional tests as required in the applicable Manufacturing and Development Program. RG must maintain an inspection procedure and quality assurance program for the Products to ensure compliance with the requirements under this Article. RG's failure to comply with quality requirements will be a material breach of this Agreement. RG will continue to permit TOMI personnel to enter its premises, at reasonable times, for the purpose of inspecting and testing Products and quality assurance programs and to check the materials and method of manufacture, assembly, labeling, testing and packaging in order to ensure that the Products conform to the Specifications and the requirements of this Agreement. If RG experiences problems with its suppliers which result in delays or inability to deliver Products to TOMI or result in endemic failures, then RG will continue to notify and work with TOMI to remedy these problems. TOMI may inspect Products delivered at any time. TOMI will use its best efforts to cooperate with RG in mitigating any quality issues. TOMI has the right to review RG's manufacturing and quality assurance processes and to requalify the Product periodically upon reasonable notice to RG. RG will implement all necessary changes as agreed upon by Parties during such review.

RG is ISO 9001 certified. Should RG lose this certification status, it shall have a period of thirty (30) days ("cure period") to have the certification reinstated and if not reinstated within this cure period, TOMI shall have the right to terminate this Agreement.

TOMI shall undertake and be responsible for the procurement of any and all regulatory approvals and/or registrations and customs approval necessary for sale of the Final Product. RG shall aid and cooperate with, where appropriate and reasonable, TOMI in fulfilling such responsibilities.

Any public statement, verbal or written, regarding the other Party shall be approved by the other Party in advance. The foregoing shall not prevent either Party from issuing a press release or making a public filing where required by law.

**ARTICLE V**
**CONFIDENTIAL INFORMATION / CONFLICTS OF INTEREST**

Confidential Information means, without limitation, all information pertaining to the business of TOMI and RG, including, but not limited to, the Product invention, ideas, trade secrets, know-how, research and development, training, software, programs, hardware configuration information, price lists, data, manuals, handbooks, sponsors, investors, business strategies and plans, marketing, sales records, drawings, specifications, designs, materials, parts lists, customer lists, consumer information, suppliers, contract terms, test criteria, vendor lists, financial information, intellectual property, and all other information or data of any kind or character relating to the business of TOMI or RG, including but not limited to, any invention, writing, idea, discovery, or improvement made or conceived by TOMI or RG directly or indirectly as a result of performing work for TOMI pursuant to this Agreement and the Original Agreement, whether or not reduced to writing, and which is not generally available to the public. However, Confidential Information shall not include any of the foregoing, which has become publicly

known and made generally available through no wrongful act of RG or any third party. Parties shall execute the Company's most recent Confidentiality, Non-Disclosure and Non-Circumvention Agreement attached hereto at *Appendix 4*.

RG certifies that RG has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude RG from complying with the provisions herein. RG further certifies that during any specific Development Manufacturing Program under this Agreement, RG will not allow RG's development team members that are currently engaged on a program for TOMI to work on any of RG's programs that may be a competitor to TOMI. RG will maintain that all development team members and all Manufacturer personnel will adhere to this Article.

**ARTICLE VI**
**INTELLECTUAL PROPERTY / TRADEMARKS / TECHNOLOGY OWNERSHIP**

Intellectual Property refers to all current and future Trademarks and Patented Technology, including but not limited to those listed at Appendix II, Core Technology to the Original Agreement. Notwithstanding this Agreement, Parties agree that any technology and discoveries, inventions, developments, modifications, procedures, processes, blueprints, drawings, innovations, patents, patent applications, updates, enhancements, improvements, writing or rights (whether or not protectable under patent, copyright, trademark or similar law) that are conceived, discovered, invented, developed, created, made or reduced to practice by either Party or both Parties related to TOMI, Binary Ionization Technology (BIT), Products, and the SteraMist brand, related to or using Confidential Information (*see Article V*) or patents, patent applications, trademarks, copyrights or other intellectual property owned or controlled by TOMI, or otherwise arising under this Agreement or the Original Agreement through collaboration and as acting as Manufacturer of Product, shall collectively constitute TOMI Intellectual Property and shall be the sole and exclusive property of TOMI.

Manufacturer shall promptly disclose to TOMI any such Intellectual Property as defined in this section. Manufacturer hereby assigns and shall procure that all RG personnel assign to TOMI the entire right, title and interest to any and all Intellectual Property. Manufacturer agrees to cooperate with TOMI in perfecting, maintaining, and defending the rights granted to TOMI in this definition, including the provision of any requested documentation necessary for prosecution or maintenance of patents claiming such Intellectual Property, and the execution of any required documents thereof. Manufacturer agrees to notify TOMI of any unauthorized use or perceived infringement of said rights as promptly as possible.

TOMI shall own all Intellectual Property and Trademarks as defined under this Agreement and all Products made or produced by Manufacturer RG during the course of performing design, engineering, fabrication or manufacturing services under this Agreement, or made or produced as the result of the joint efforts of Company and Manufacturer pursuant to this Agreement. RG agrees to transfer all project Product technology and schematics to Company upon request and

RJF

within two (2) days of such request. RG shall not produce, or allow to be produced TOMI Products without TOMI's terms and prior written approval.

## ARTICLE VII
## PRODUCT LIABILITY

Each Party shall notify the other promptly in writing of any product liability claim brought with respect to the Final Product based on alleged defects in the design, manufacture, packaging, or labeling of the Final Product or another adverse claim regarding the Products or Final Products. Upon receiving such written notice, TOMI shall assume and have sole control of the defense of any such claim, including the power to conduct and conclude any and all negotiations, compromises or settlements. RG shall promptly comply with all reasonable requests from TOMI for information, materials or assistance with respect to the conduct of such defense.

Parties shall promptly notify each other of any potential or actual investigation or governmental activity relating to Products or Final Products.

RG certifies that RG carries the requisite insurance as set forth at Appendix III of the Original Agreement, and agrees to reimburse TOMI for any and all monies paid to RG by TOMI for inventory, which is lost or damaged due to a natural disaster, which destroys inventory owned by TOMI at RG's facility.

## ARTICLE VIII
## TERM / TERMINATION / FORCE MAJEURE

Unless terminated sooner pursuant to the further provisions of this Article, this Agreement shall expire two (2) years from the date of execution. Based on the terms set in the Original Agreement, TOMI has two (2) successive options to extend the term of the Agreement for a period of two (2) additional years (an "Extension Period"). TOMI's right to exercise the Extension Period is expressly condition upon the Parties not being in default under this Agreement.

TOMI shall have the right to terminate this Agreement if RG fails to perform in accordance with this Agreement and its appendices and fails to cure such default within sixty (60) days of written notice.

RG shall have the optional right to terminate this Agreement on written notice to TOMI, if TOMI (a) has failed to make any payments required by this Agreement in the time provided therefore or under the applicable Manufacturing and Development Program and (b) following sixty (60) days' notice of such failure from RG. TOMI is not required to pay any or all delinquent sums in full.

In addition to each Party's rights set forth in this Article, either Party shall have the right to terminate this Agreement on written notice to the other Party by (a) mutual agreement, (b) the other Party materially defaults in the performance of any material obligation hereunder, and such

default continues for more than thirty (30) business days after receiving written notice from the other Party of such default; provided, however, there shall be no default under this provision if the defaulting Party has cured the default within sixty (60) business days after giving of such notice, (c) an event that the other Party is declared insolvent, or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other Party, or such other Party shall make or execute an assignment for the benefit of creditors, or a receiver is appointed by a court of competent jurisdiction over all or a substantive portion of the other Party's assets and such receivership is not dismissed within thirty (30) days of appointment, or (d) an event of the issuance of a final order, decree or other action by any competent judicial authority or governmental agency which restrains, enjoins or prohibits the sale or introduction into interstate commerce of the Product and such restraint, injunction, or prohibition is not vacated within thirty (30) days thereafter.

If the performance of this Agreement or of any obligation hereunder is prevented, or restricted or interfered with by reason of any event of Force Majeure, the Party so affected, upon prompt notice to the other Party, shall be excused from performance, but only for the duration of such inability, provided that the Party so affected shall use its best efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

## ARTICLE IX
## SURVIVAL

The termination or expiration of this Agreement shall be without prejudice (a) to the rights of any Party to receive upon its request all payments accrued and unpaid, or all documents, data and deliverables not delivered, as of the date of such expiration or termination (b) to the rights and remedies of either Party with respect to any previous breach or default under any representation, warranty or covenant herein contained (c) to the rights under any other provisions of this Agreement which expressly and necessarily calls for performance after expiration or termination

In addition, if a termination or expiration of this Agreement transpires Manufacturer and its personnel shall not produce, not allow to be produced, the Final Product or any Product currently in the Development and Manufacturing Program at the time of termination, and any and all terms and conditions under Articles V and VI of this Agreement shall survive such termination or expiration.

## ARTICLE IX
## INDEMNITY

**Manufacturer Indemnity:** RG agrees to indemnify, defend and hold harmless TOMI or any of TOMI's respective End Users, against any claim arising out of or relating to any loss or damage, including bodily injury or death, incurred by reason of or resulting from a defect in the Final Product caused by RG's design, engineering, fabrication, manufacture, packaging or labeling

thereof; provided that the Final Product is used for its intended purpose. RG shall not be required to pay any compensation for damages, loss or cost, which is due to loss of sales opportunity. RG shall not be responsible for the loss of recorded data unless due to Final Product defect which was made intentionally or due to gross negligence by RG.

**Company's Indemnity:** TOMI agrees to indemnify, defend and hold RG harmless against any claim arising out of or relating to any loss or damage, including bodily injury or death, incurred by reason or resulting from any defect in the Final Product, which is not caused by reason of or resulting from a defect in the Final Product proximately caused by RG's design, engineering, fabrication, manufacture, packing or labeling thereof, provided that the Final Product is used for its intended purpose.

**ARTICLE X**
**MISCELLANEOUS**

**Notices:** Any notices required or permitted to be given to a Party hereunder (a) shall be in writing (b) shall be delivered or sent to such Party at the following addresses:

| If to Manufacturer: | If to Company: |
|---|---|
| RG Group | TOMI Environmental Solutions, Inc. |
| Attn: Richard Freeh | Attn: Dr. Halden S. Shane |
| 650 North State Street | 9454 Wilshire Blvd, PH/G-6 |
| York, Pennsylvania 17403 | Beverly Hills, California 90212 |

And shall be deemed given (i) when personally delivered to such Party (ii) when transmitted by facsimile and receipt of such transmission is confirmed by facsimile (iii) after air courier service confirm the receipt via an established air courier service or (iv) if mailing via certified airmail, after receipt is confirmed.

**Attorney's Fees:** In the event of any litigation, arbitration, judicial reference or other legal proceeding involving the Parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either Party under this Agreement, the prevailing Party shall be entitled to recover from the other such attorneys' fees and costs as any be reasonably incurred including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference, or other legal proceeding.

**Arbitration:** If a dispute arises out of or relates to this contract, or the breach thereof, and if the dispute cannot be settled through negotiation, the Parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Procedures before resorting to arbitration, litigation, or some other dispute resolution procedure. If unable to settle through mediation, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administrated by the AAA under its Commercial Arbitration Rules, and judgement on the

awarded rendered by the arbitrator(s) may be entered in any court having jurisdiction. Mediation/hearings are to be held at locations convenient for the Parties thereof.

**Governing Law:** Notwithstanding the foregoing, the obligation herein to arbitrate shall not be binding with respect to claims relating to Intellectual Property, Trademarks, Confidential Information, copyrights, and claims relating to requests by either Party for temporary restraining orders, preliminary injunctions, permanent injunctions or other proceedings in a court of competent jurisdiction to obtain interim or permanent relief when deemed necessary by such court to preserve the *status quo* or prevent irreparable injury pending resolution by arbitration of the actual dispute between the Parties. This Agreement and performance hereunder and all suits and special proceedings hereunder shall be construed, governed and enforced in accordance with the laws of the State of California.

**Entire Agreement:** This Agreement and its appendices constitute the entire agreement between the Parties, supersedes any prior agreements except as incorporated by reference herein and may only be changed in writing and executed by both Parties.

Dated: November 8, 2016 11/10/2016

| TOMI Environmental Solutions, Inc. | RG Group |
|---|---|
| Dr. Halden S. Shane | Richard Freeh |
| CEO & Chairman of the Board | President |

# APPENDIX 1

# MANUFACTURING AND DEVELOPMENT AGREEMENT

This Manufacturing and Development Agreement dated October 15, 2014, is entered into by **TOMI Environmental Solutions, Inc.**, with its principal place of business located at 9454 Wilshire Blvd, Penthouse, Beverly Hills, CA 90212 ("TOMI"), and **RG Group** with its principal business address at 650 North State Street, York, PA 17403 ("MANUFACTURER") and, each of whom is individually referred to as a "Party" and both of whom are sometimes collectively referred to as "Parties."

## RECITALS

A. TOMI is engaged in the business of inventing, engineering, and marketing global bacteria, viral, mold decontamination and infectious disease control products and technologies, including the device described herein. MANUFACTURER has experience and expertise in the engineering, and manufacture of this type of technology equipment and other similar devices.

B. Upon and subject to the terms and conditions of this Agreement, TOMI has retained MANUFACTURER 's services to manufacture TOMI™'s SteraMist's Binary Ionization Technology® and TOMI's proprietary BIT™ solution ("Product") for delivery to TOMI. TOMI shall sell the Product exclusively in the world. MANUFACTURER shall manufacture the Product exclusively for TOMI. It is also contemplated that MANUFACTURER's services shall also include the fabrication of prototypes of the Product for verification/efficacy testing and test validation. Prototype services would be supplied on a separate purchase order and reflect engineering and material costs.

## ARTICLE I
## SCOPE

1.1 SCOPE OF WORK. TOMI shall issue MANUFACTURER Purchase Orders for the manufacturing of the of the Product in cooperation with, and in accordance with the specifications set forth by TOMI in the Purchase Orders issued, or to be issued, and to be paid in accordance to the Payment Schedule defined in Appendix IV.

1.2 DESIGN AND DEVELOPMENT — REVIEW AND CHANGES. TOMI and MANUFACTURER will hold ongoing design reviews in accordance with its standard development operating procedures, via email. Changes in Project Specifications will be by mutual consent. MANUFACTURER agrees to use its best efforts to accommodate TOMI on such changes in scope and/or specifications as may be reasonably requested by TOMI with appropriate changes (as pre-approved by TOMI) in the purchase orders.

1.3 TESTING. For all systems manufactured by MANUFACTURER, the parties shall draft appropriate verification protocols and MANUFACTURER shall perform the testing in accordance with these protocols. TOMI shall approve in advance the system verification protocol of the Product ("System Verification Testing") and well as an efficacy verification protocol of the Product ("Efficacy Verification Testing"). TOMI shall also have the right to perform these verifications during and at the end of manufacturing.

1.4 REJECTION OF WORK. Should TOMI determine that MANUFACTURER's work does not conform to applicable specifications, then TOMI shall (i) notify MANUFACTURER of such problems; and (ii) permit MANUFACTURER a reasonable opportunity to make any necessary corrections. MANUFACTURER shall resubmit to TOMI revised testing or other work corrected to

meet the relevant specifications within forty-five (45) days of notice to MANUFACTURER. TOMI shall have forty-five (45) days after such resubmittal within which to notify MANUFACTURER in writing of TOMI's approval of the corrected work or of TOMI's discovery of any additional discrepancies between that work and the relevant specifications. If discrepancies still exist, TOMI shall have the right to reject the work.

1.5 COMPENSATION FOR PRODUCT DEVELOPMENT. To the extent that TOMI has MANUFACTURER perform Product Development, in consideration for the services rendered by MANUFACTURER for Product Development, TOMI shall pay to MANUFACTURER compensation as defined in Appendix IV.

1.6 CONFIDENTIAL INFORMATION. "Confidential Information" means, without limitation, all information pertaining to the business of TOMI and MANUFACTURER including, but not limited to, the Product invention, ideas, trade secrets, know-how, research and development, training, software, programs, hardware configuration information, price lists, data, manuals, handbooks, sponsors, investors, business strategies and plans, marketing, sales records, drawings, specifications, designs, materials, parts lists, customer lists, consumer information, suppliers, contract terms, test criteria, vendor lists, financial information, intellectual property, and all other information or data of any kind or character relating to the business of TOMI or MANUFACTURER , including but not limited to, any invention, writing, idea, discovery, or improvement made or conceived by TOMI or MANUFACTURER directly or indirectly as a result of performing work for TOMI pursuant to this Agreement, whether or not reduced to writing, and which is not generally available to the public. However, Confidential Information shall not include any of the foregoing, which has become publicly known and made generally available through no wrongful act of MANUFACTURER or any third party. Prior to execution of this Agreement; the parties have executed the Nondisclosure Agreement attached hereto as Appendix I. In the event there is a conflict between the terms of the Mutual Nondisclosure Agreement and this Agreement, this Agreement shall govern.

1.7 TECHNOLOGY OWNERSHIP. The parties agree as follows:

a. TOMI shall own all "Project Technology" which shall be defined as: all inventions, improvements, discoveries, designs, data, concepts, ideas, processes, methods, techniques, know-how, and information, including schematics, and engineering drawings respecting the Products conceived, made or produced by MANUFACTURER during the course of performing design, engineering, fabrication or manufacturing services under this Agreement, or made or produced as the result of the joint efforts of MANUFACTURER and TOMI pursuant to this Agreement. The term "Project Technology" shall include any of MANUFACTURER's or TOMI's proprietary processes used in the manufacture of the Product, as well as anything defined in the attached summary of TOMI patents "Core Technology" (Appendix II). MANUFACTURER agrees to transfer all project technology and schematics to TOMI upon request.

b. MANUFACTURER shall not produce, or allow to be produced Product with the scope of TOMI's Core Technology, without TOMI's prior written approval, and if approved, the payment of a patent fee (royalty fee) shall be payable to TOMI, as defined by TOMI prior to said production.

## ARTICLE 2
## MANUFACTURING OBLIGATIONS

2.1 MANUFACTURING. During the term of this Agreement, MANUFACTURER shall timely manufacture the Product in compliance with the Product Specifications described in Appendix III (the "Product Specifications"). Both during the term and following termination of this Agreement, in perpetuity, MANUFACTURER shall not supply the Product (or any prototype thereof), or Product Specifications, to any third party whatsoever.

2.2 PURCHASE ORDERS. TOMI shall use it best efforts to provide a 6-month rolling forecast, which shall be updated at the end of each quarter. The parties shall cooperate to purchase long lead items and obtain quantity discounts beyond the rolling forecast.

2.3 SHIPMENT. The delivery of each Purchase Order shall be within the time specified in the Purchase Order. All deliveries to TOMI are F.O.B. York PA at point of manufacture using carriers and billing account numbers as specified in writing by TOMI. All risk of loss after shipment by MANUFACTURER is borne by TOMI. MANUFACTURER agrees to properly label all shipping documents.

2.4 PRICING. TOMI shall pay for development and production of the Product as defined in the Payment for Products and Services (Appendix IV).

2.5 PAYMENT. TOMI shall pay MANUFACTURER in accordance with attached Payment for Products and Services (Appendix IV).

2.6 WARRANTY. MANUFACTURER warrants and represents that it shall strictly adhere to the Product Specifications set forth in Appendix III attached hereto and by reference made a part hereof. MANUFACTURER warrants and represents that it has the requisite and necessary experience, all necessary licenses and permits, equipment, facilities and personnel to properly perform the manufacturing services in accordance with the Product Specifications, and further warrants and represents that it is not a party to any other Agreement that would in any way conflict with, or restrict, its ability to perform the manufacturing services. During the 12 month term of the warranty (as defined in Paragraph 2.7) MANUFACTURER assumes full responsibility for the repair or replacement of units

2.7 DEFECTIVE PRODUCTS. MANUFACTURER warrants for a period of twelve (12) months from shipment of Products by TOMI (or MANUFACTURER) to TOMI customers that all Products sold to TOMI shall be free from any defects in MANUFACTURER's design, materials, and workmanship, and shall conform to Product Specifications. Manufacturer does not warranty any customer supplied materials. Warranty repair services shall be provided at MANUFACTURER's manufacturing facilities in 15 Flour Mill Road, York, PA 17406, free of charge. MANUFACTURER shall within 30 days of receipt of returned products provide a report to TOMI detailing those products accepted under warranty and any that are not accepted under warranty due to physical damage or improper use. MANUFACTURER will use its best efforts to repair defective products as quickly as possible with "turnaround time" (time for repair after receipt of units) to be four (4) weeks from receipt at the MANUFACTURER facility. Shipment of the repaired or replaced warranted products to TOMI's Rockville, MD location shall be at the expense of MANUFACTURER. Shipment of the repaired or replaced non-warranted products to TOMI's Rockville, MD location shall be at the expense of TOMI. TOMI shall establish a U.S. Customer Service Center, to respond to customer complaints

and provide repairs where practical. MANUFACTURER shall provide TOMI with technical information necessary for such repairs. In the event a product modification shall become necessary, MANUFACTURER shall make such modifications, as approved by TOMI, at a separate cost borne by TOMI. For non-warranted repairs, MANUFACTURER shall report to TOMI an estimated time to repair failed units, and shall not proceed with repairs until such time that TOMI has provided approval for said repairs. For problems due to incorrect use of the Product, or factors external to the Product, or repairs for unwarranted units, MANUFACTURER shall repair at a separate cost borne be TOMI, at a billing rate of Service Rate outlined in Appendix IV. MANUFACTURER shall repair or exchange, and ship to TOMI, the returned Product within four (4) weeks of receipt of Product by MANUFACTURER.

## ARTICLE 3
## REGULATORY RESPONSIBILITY; TRADEMARKS; SALES

3.1 REGULATORY APPROVALS. TOMI shall undertake and be responsible for the procurement of any and all regulatory approvals and/or registrations and customs approval necessary for sale of the Product. MANUFACTURER shall aid and cooperate with, where appropriate, TOMI in fulfilling the responsibilities set forth in this paragraph.

3.2 MANUFACTURER'S QUALIFICATIONS. MANUFACTURER is ISO 9001 certified. Should MANUFACTURER lose its ISO 9001 certified status, it shall have a period of 30 days to have the certification reinstated and if not reinstated within this cure period, TOMI shall have the right to terminate this contract in accordance with paragraph 5.2.

3.3 TRADEMARKS. TOMI shall have the sole right to prepare, file, prosecute and maintain trademark applications or registrations with respect to the Product. All such applications and registrations shall be at TOMI's expense. TOMI shall retain ownership of these applications and registrations throughout the term of this Agreement and thereafter. MANUFACTURER shall from time to time, as TOMI may deem appropriate, execute and deliver to TOMI any documents of transfer or assignment relating to the Product and cooperate fully in obtaining whatever approval or product protection that TOMI may deem desirable or appropriate.

3.4 PUBLIC RELEASE OF INFORMATION. Any public statement, verbal or written, regarding the other party shall be approved by the other party in advance. The foregoing shall not prevent either party from issuing a press release or making a public filing where required by law.

## ARTICLE 4
## PRODUCT LIABILITY

4.1 NOTICE OF PRODUCT LIABILITY CLAIMS. Each Party shall notify the other promptly in writing of any product liability claim brought with respect to the Product based on alleged defects in the design, manufacture, packaging, or labeling of the Product or other adverse claim regarding the Product. Upon receiving such written notice, TOMI shall assume and have sole control of the defense of any such claim, including the power to conduct and conclude any and all negotiations,

compromises or settlements. MANUFACTURER shall promptly comply with all reasonable requests from TOMI for information, materials or assistance with respect to the conduct of such defense.

4.2 NOTICE OF INVESTIGATION. MANUFACTURER and TOMI shall promptly notify each other of any potential or actual investigation or governmental activity relating to the Product.

4.3 MANUFACTURER carries the requisite insurance as set forth on Appendix III, and agrees to reimburse TOMI for any and all monies paid to MANUFACTURER by TOMI for inventory, which is lost or damaged due to a natural disaster, which destroys inventory owned by TOMI at MANUFACTURER's facility.

## ARTICLE 5
## TERM AND TERMINATION; FORCE MAJEURE

5.1 INITIAL TERM. Unless terminated sooner pursuant to the further provisions of this Article, this Agreement shall expire 2 year from the date hereof.

5.2 EXTENSIONS. TOMI has three successive options to extend the term of Agreement for a period of two (2) additional years (an "Extension Period"). TOMI's right to exercise each option to extend the Agreement for another 2 years is expressly conditioned upon Manufacturer not being in default under this Agreement at the time the option is exercised and not being in default between the time the option is exercised and the start of the Extension Period.

5.3 TERMINATION BY TOMI. TOMI shall have the right to terminate this Agreement if MANUFACTURER fails to perform in accordance with this Agreement and its appendices and fails to cure such default within sixty (60) days of written notice.

5.4 TERMINATION BY MANUFACTURER. MANUFACTURER shall have the optional right to terminate this Agreement on written notice to TOMI, if TOMI (a) has failed to make any payments required by this Agreement in the time provided therefore and (b) following sixty (60) days' notice of such failure from MANUFACTURER, TOMI does not pay all delinquent sums in full.

5.5 TERMINATION BY EITHER PARTY. In addition to their respective rights set forth in paragraphs 5.2 and 5.3, either party shall have the right to terminate this Agreement on written notice to the other party under the following circumstances:

a. by mutual Agreement;

b. if the other party materially defaults in the performance of any material obligation hereunder, and such default continues for more than thirty (30) business days after receiving written notice from the other party of such default; provided, however, there shall be no default under this provision if the defaulting party has cured the default within sixty (60) business days after the giving of notice;

c. in the event that the other party is declared insolvent, or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other party, or such other party shall make or execute an assignment for the benefit of creditors, or a receiver is appointed by a court of competent jurisdiction over all or a substantial

portion of the other party's assets and such receivership is not dismissed within 30 days of appointment, or

d. in the event of the issuance of a final order, decree or other action by any competent judicial authority or governmental agency which restrains, enjoins or prohibits the sale or introduction into interstate commerce of the System and such restraint, injunction or prohibition is not vacated within 30 days thereafter.

5.6 SURVIVAL. The termination or expiration of this Agreement shall be without prejudice (a) to the rights of any party to receive upon its request all payments accrued and unpaid, or all documents, data and deliverables not delivered, as of the date of such expiration or termination; (b) the rights and remedies of either party with respect to any previous breach or default under any representation, warranty or covenant herein contained; (c) rights under any other provision of this Agreement which expressly and necessarily calls for performance after expiration or termination, and (d) MANUFACTURER shall not produce, nor allow to be produced, the Product.

5.7 FORCE MAJEURE. If the performance of this Agreement or of any obligation hereunder is prevented, or restricted or interfered with by reason of any event of Force Majeure, the Party so affected, upon prompt notice to the other Party, shall be excused from performance, but only for the duration of such inability, provided that the Party so affected shall use its best effort to avoid or remove such causes of nonperformance, and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

## ARTICLE 6
## INDEMNITY

6.1 MANUFACTURER INDEMNITY. MANUFACTURER agrees to indemnify, defend and hold harmless TOMI or any of their respective customers, against any claim arising out of or relating to any loss or damage, including bodily injury or death, incurred by reason of or resulting from a defect in the product caused by MANUFACTURER's design, engineering, fabrication, manufacture, packaging or labeling thereof; provided that the Product is used for its intended purpose. MANUFACTURER shall not be required to pay any compensation for damages, loss or cost, which is due to loss of sales opportunity. MANUFACTURER shall not be responsible for the loss of recorded data unless due to Product defect which was made intentionally or due to gross negligence by MANUFACTURER.

6.2 TOMI'S INDEMNITY. TOMI agrees to indemnify, defend and hold MANUFACTURER harmless against any claim arising out of or relating to any loss or damage, including bodily injury or death, incurred by reason or resulting from any defect in the Product, which is not caused by reason of or resulting from a defect in the Product proximately caused by MANUFACTURER's design, engineering, fabrication, manufacture, packaging or labeling thereof, provided that the Product is used for its intended purpose.

## ARTICLE 7
## MISCELLANEOUS

7.1 NOTICES. Any notices required or permitted to be given to a Party hereunder:

a. shall be in writing;

b. shall be delivered or sent to such Party at its address given below:

i. if to MANUFACTURER:

RG Group
650 North State Street
York, Pennsylvania 17403
Attn: Rich Frech
Telephone: 717.849.0386
Facsimile: 717.849.0337

ii. if to **TOMI:**

TOMI Environmental Solutions, Inc.
9454 Wilshire Blvd, Penthouse
Beverly Hills, California 90212
Attn: Dr. Halden Shane
Telephone: 800.525.1698
Facsimile: 310.600.2229

or such other address as such Party may hereafter specify; and

c. shall be deemed given (i) when personally delivered to such Party; (ii) when transmitted by facsimile and receipt of such transmission is confirmed by facsimile; (iii) after air courier service confirm the receipt via an established air courier service; or (iv) if mailing via certified airmail, after receipt is confirmed.

7.2 ATTORNEYS' FEES. In the event of any litigation, arbitration, judicial reference or other legal proceeding involving the Parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either Party under this Agreement, the prevailing Party shall be entitled to recover from the other such attorneys' fees and costs as may be reasonably incurred, including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference, or other legal proceeding.

7.3 ARBITRATION. If a dispute arises out of or relates to this contract, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Procedures before resorting to arbitration, litigation, or some other dispute resolution procedure. If unable to settle through mediation, any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. Mediation/hearings are to be held at locations convenient for the parties thereof.

TOMI:

TOMI, Environmental Solutions, Inc.

By: ______________________

Dr. Halden S. Shane, CEO

MANUFACTURER:

RG Group

By: ______________________

Richard Frech, President

## Appendix I
## Nondisclosure Agreement

# CONFIDENTIALITY, NON-DISCLOSURE AND NON-CIRCUMVENTION AGREEMENT

This Confidentiality, Non-Disclosure and Non-Circumvention Agreement ("Agreement") is made and effective the **15th** day of October, 2014, by and between TOMI ENVIRONMENTAL SOLUTIONS, INC., a Florida Corporation ("Owner") and RG-**group** ("Recipient"), its (his) associated and/or affiliated companies, individuals, agents, assigns, trustees, or executors.

1. Confidential Information.

Owner proposes to disclose certain of its confidential and proprietary information the "Confidential Information") to Recipient. Confidential Information shall include all data, materials, products, technology, computer programs, specifications, manuals, business plans, software, marketing plans, financial information, and other information disclosed or submitted, orally, in writing, or by any other media, to Recipient by Owner. Confidential Information disclosed orally shall be identified as such within five (5) days of disclosure. Nothing herein shall require Owner to disclose any of its information.

2. Recipient's Obligations.

Recipient agrees that the Confidential Information is to be considered confidential and proprietary to Owner and Recipient shall hold the same in confidence, shall not use the Confidential Information other than for the purposes of its business with Owner, and shall disclose it only to its officers, directors, or employees with a specific need to know. Recipient will not disclose, publish or otherwise reveal any of the Confidential Information received from Owner to any other party whatsoever except with the specific prior written authorization of Owner, and shall not use this confidential and proprietary information to circumvent Owner. Confidential Information furnished in tangible form shall not be duplicated by Recipient except for purposes of this Agreement. Upon the request of Owner, Recipient shall return all Confidential Information received in written or tangible form, including copies, or reproductions or other media containing such Confidential Information, within ten (10) days of such request. At Recipient's option, any documents or other media developed by the Recipient containing Confidential Information may be destroyed by Recipient. Recipient shall provide a written certificate to Owner regarding destruction within ten (10) days thereafter.

3. Term.

The obligations of Recipient herein shall be effective for a period of three (3) years from the date Owner last discloses any Confidential Information to Recipient pursuant to this Agreement. Further, the obligation not to disclose shall not be affected by bankruptcy, receivership, assignment, attachment or seizure procedures, whether initiated by or against Recipient, nor by the rejection of any agreement between Owner and Recipient, by a trustee of Recipient in bankruptcy, or by the Recipient as a debtor-in-possession or the equivalent of any of the foregoing under local law.

4. Other Information.

Recipient shall have no obligation under this Agreement with respect to Confidential Information which is or becomes publicly available without breach of this Agreement by Recipient; is rightfully received by Recipient without obligations of confidentiality; or is developed by Recipient without breach of this Agreement; provided, however, such Confidential Information shall not be disclosed until thirty (30) days after written notice of intent to disclose is given to Owner along with the asserted grounds for disclosure.

5. No License.

Nothing contained herein shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information. It is understood and agreed that neither party solicits any change in the organization, business practice, service or products of the other party, and that the disclosure of Confidential Information shall not be construed as evidencing any intent by a party to purchase any products or services of the other party nor as an encouragement to expend funds in development or research efforts. Confidential Information may pertain to prospective or unannounced products. Recipient agrees not to use any Confidential Information as a basis upon which to develop or have a third party develop a competing or similar product.

6. No Publicity.

Recipient agrees not to disclose its participation in this undertaking, the existence or terms and conditions of the Agreement, or the fact that discussions are being held with Owner.

7. Governing Law and Equitable Relief.

This Agreement shall be governed and construed in accordance with the laws of the United States and the State of California and Recipient consents to the exclusive jurisdiction of the state courts and U.S. Federal Courts located there for any dispute arising out of this Agreement. Recipient agrees that in the event of any breach or threatened breach by Recipient, Owner may obtain, in addition to any other legal remedies which may be available, such equitable relief as may be necessary to protect Owner against any such breach or threatened breach.

8. Final Agreement.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof This Agreement may be modified only by a further writing that is duly executed by both parties.

9. No Assignment.

Recipient may not assign this Agreement or any interest herein without Owner's express prior written consent.

10. Severability.

If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

11. Notices.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Owner:

Harold Paul, Esq
TOMI Environmental Solutions, Inc.
9454 Wilshire Boulevard, PH/G-1
Beverly Hills, CA 90212

If to Recipient:

RG Group
15 Flour Mills Road
York, PA 17406

12. No Implied Waiver.

Either party's failure to insist in any one or more instances upon strict performance by the other party of any of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

13. Headings.

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

| **TOMI Environmental Solutions, Inc.** | **Recipient:** |
| --- | --- |
| By: [signature] | By: [signature] |
| Dr. Halden Shane, CEO | Richard J Frech [Print Name] |

## Appendix II

## Core Technology

**TOMI's Core Technology**

These patents are patents, patents pending, published/not published patents and patents preparing to be applied for, as well as trademarks published/not published trademarks and trademarks preparing to be applied for

Following are the patents/trademarks.

- U.S. Patent No. 6,343,425
- U.S. Patent No. 7,008,592
- U.S. Patent No. 6,706,243
- U.S. Patent No. 6,969,487
- U.S. Trademark Registration BINARY IONIZATION TECHNOLOGY

Appendix III

Specifications

1. MANUFACTURER's Insurance Requirements: The policies of insurance and levels of coverage to be procured and maintained by Contractor in accordance with the foregoing are as follows:
   1.1. Commercial General Liability Insurance ($1,000,000 per occurrence, ($2,000,000 aggregate). (See attached Policy)
   1.2. Umbrella Liability ($5,000,000 aggregate). (See attached Policy)
   1.3. Professional Liability ($1,000,000 aggregate). (See attached Policy)

2. Product Specifications
   2.1. HHA-101 Surface Unit Generator
      2.1.1. HHA-101-GA01 - General Assembly Drawing Complete
      2.1.2. HHA-101-BM01 - Bill of Materials (BOM) Complete
      2.1.3. HHA-101-TE01 Functional Test Complete
      2.1.4. HHA-101-TE02 Efficacy Test (TOMI to Provide)
   2.2. HHA-201 Surface Unit Applicator
      2.2.1. HHA-201-GA01 Assembly Drawing Complete
      2.2.2. HHA-201-BM01 Bill of Materials (BOM) Complete
      2.2.3. HHA-201-TE01 Functional Test Complete
      2.2.4. HHA-201-TE02 Efficacy Test Complete

## Appendix IV

### Payment for Products and Services

- Payment Terms: 10% of Annual Contract Value deposit due with release of annual blanket order; Net 30 days after shipment.
- Testing
  - System Verification Testing [No Charge]
  - Efficacy Verification Testing [No Charge]
- Engineering Services
  - Updated BOM and Solid Model Working Drawings [No Charge]
  - Develop Functional Test Procedure and Record [No Charge]
  - Assist in Developing Efficacy Test Procedure and Record [No Charge]
  - Operation, Maintenance and Troubleshooting Manual $ 90.00 /hr.
  - Development Engineering Studies or Advanced Testing $ 90.00 /hr.

# APPENDIX 2

## Appendix 2

## Payment for Products and Services

**Payment Terms:**

- 10% of Annual Contract Value deposit due with release of annual blanket order or any order exceeding $100,000 in value
- Net 60 days after shipment
- 2% Discount for payment net 30 days or prior.
- Invoices unpaid for more than 90 days after the invoice date will incur a surcharge of 1% of the outstanding invoice amount.

**Testing:**

| | |
|---|---|
| • System Verification Testing | [No Charge] |
| • Efficacy Verification Testing | [No Charge] |

**Engineering Services (existing product lines):**

| | |
|---|---|
| • Drawing updates (schematics or models) | [No Charge] |
| • Testing protocol updates | [No Charge] |
| • Production or Quality Control document updates | [No Charge] |
| • Minor programming changes | [No Charge] |
| • Significant evolutions to existing products | [See R&D Fees] |

**Engineering Services (R&D):**

| | |
|---|---|
| • CAD and basic drawing support | $ 85.00/hr |
| • Project Management and other document support | $ 95.00/hr |
| • Development Engineering, research and development | $105.00/hr |
| • Patent support and submissions | $105.00/hr |
| • Programming | $105.00/hr |

**Service:**

| | |
|---|---|
| • Technical Support at factory or via email or phone | [No Charge] |
| • Technical Support on-site | $ 95.00/hr (plus expenses) |

# APPENDIX 3

TOMI ENVIRONMENTAL SOLUTIONS | STERAMIST POWERED BY BINARY IONIZATION TECHNOLOGY

**Returned Unit Discrepancy & Summary Report**

Date: ______________________ End User: ______________________

Product: ______________________ Requestor: ______________________

Part Number: ______________________ Signature: ______________________

Serial No. ______________________ Turn Around Time: ______________________

Description of Problem: ______________________

______________________

______________________

______________________

**Warranty**

TOMI Warranty Accepted:

Yes: ______ No: ______

Comments: ______________________

______________________

______________________

RG Warranty Accepted:

Yes: ______ No: ______

Comments: ______________________

______________________

______________________

**Evaluation**

To be filled out by RG team members only

| | | | |
|---|---|---|---|
| Unit Does No Power On | ______ | Fluid System Problem | ______ |
| Software/Programming Problem | ______ | Air System Problems | ______ |
| Physical Damage | ______ | Other | ______ |

Detailed Description of Problem: ______________________

______________________

______________________

______________________

______________________

TOMI ENVIRONMENTAL SOLUTIONS | STERAMIST POWERED BY BINARY IONIZATION TECHNOLOGY

**Corrective Action**

To be filled out by RG team members only

Manufacture Date: ____________________ Technician: ____________________

Service Order No.: ____________________ Labor Hours: ____________________

Detailed Description of Work: ________________________________________

________________________________________

________________________________________

________________________________________

________________________________________

Calibration:

POD 1: 30 ml / min / Pod (+/- 1 ml) Actual = ______ ml

POD 2: 30 ml / min / Pod (+/- 1 ml) Actual = ______ ml

POD 3: 30ml / min / Pod (+/- 1 ml) Actual = ______ ml

40 Minute "Burn-In" Cycle ______

Data Download after 40 Minute Cycle ______

**Loaner Information**

End User Received Rental Unit:

Yes: ______ No: ______

Date Sent: ____________________ Rental Serial No.: ____________________

# APPENDIX 4

TOMI™
ENVIRONMENTAL SOLUTIONS

9454 Wilshire Blvd., PH/G-6
Beverly Hills, CA 90212
T 310-275-2255, F 310-275-2282
www.tomimist.com

# CONFIDENTIALITY, NON-DISCLOSURE AND NON-CIRCUMVENTION AGREEMENT

This Confidentiality, Non-Disclosure and Non-Circumvention Agreement (the "Agreement") is entered into by and and between TOMI ENVIRONMENTAL SOLUTIONS, INC. a Florida Corporation ("Owner" or "Disclosing Party") with its principal offices at 9454 Wilshire Boulevard, PH/G-6 Beverly Hills, CA 90212 and ____________________________________________, located at ____________________________________________ ("Recipient" or "Receiving Party"), its (his/her) associated and/or affiliated companies, individuals, agents, assigns, trustees, or executors for the purpose of preventing the unauthorized disclosure of Confidential Information as defined below. The parties agree to enter into a confidential relationship with respect to the disclosure of certain proprietary and confidential information ("Confidential Information"). This Agreement is effective at the date of execution.

1. Confidential Information.

Confidential Information shall include but is not limited to all data, materials, products, technology, computer programs, specifications, manuals, business plans, software, marketing plans, financial information, intellectual property and other information disclosed or submitted, orally, in writing, or by any other media, to Recipient by Owner, whether marked or unmarked as such. Confidential Information disclosed orally shall be identified as such within five (5) days of disclosure. Nothing herein shall require Owner to disclose any of its information.

2. Other Information.

Recipient shall have no obligation under this Agreement with respect to Confidential Information which is or becomes publicly available without breach of this Agreement by Recipient; is rightfully received by Recipient without obligations of confidentiality; or is developed by Recipient without breach of this Agreement; provided, however, such Confidential Information shall not be disclosed until thirty (30) days after written notice of intent to disclose is given to Owner along with the asserted grounds for disclosure.

3. Recipient's Obligations.

Recipient agrees that the Confidential Information is to be considered confidential and proprietary to Owner. Recipient shall hold the same in confidence and shall not use the Confidential Information other than for the purposes of its business with Owner. Receiving Party shall hold and maintain the Confidential Information in strictest confidence for the sole and exclusive benefit of the Disclosing Party. Receiving Party shall carefully restrict access to Confidential Information to employees, contractors, and third parties as is reasonably required and shall require those persons to sign nondisclosure restrictions at least as protective as those in this Agreement. Recipient will not disclose,

9454 Wilshire Blvd., PH/G-6
Beverly Hills, CA 90212
T 310-275-2255, F 310-275-2282
www.tomimist.com

publish or otherwise reveal any of the Confidential Information received from Owner to any other party whatsoever except with the specific prior written authorization of Disclosing Party, and shall not use this confidential and proprietary information to circumvent Owner.

Confidential Information furnished in tangible form shall not be duplicated by Recipient except for purposes of this Agreement. Upon the request of Disclosing Party, Receiving Party shall, within ten (10) days, return all Confidential Information received in written or tangible form, including but not limited to copies, or reproductions or other media containing such Confidential Information. At Recipient's option, any documents or other media developed by the Recipient containing Confidential Information may be destroyed by Recipient. Recipient shall provide a written certificate to Owner regarding such destruction within ten (10) days thereafter.

Receiving Party shall notify Disclosing Party immediately upon becoming aware of any breach of confidence by anybody to whom the Recipient has disclosed the Confidential Information and give all necessary assistance in connection with any steps which Owner may wish to take to prevent, stop or obtain compensation for such breach or threatened breach.

4. Term.

The obligations of Recipient herein shall be effective for a period of three (3) years from the date Owner last discloses any Confidential Information to Recipient pursuant to this Agreement. Further, the obligation not to disclose shall not be affected by bankruptcy, receivership, assignment, attachment or seizure procedures, whether initiated by or against Recipient, nor by the rejection of any agreement between Owner and Recipient, by a trustee of Recipient in bankruptcy, or by the Recipient as a debtor-in- possession or the equivalent of any of the foregoing under local law.

5. Relationships / No License.

Nothing contained in the Agreement shall be deemed to constitute either party a partner, join venture or employee of the other party for any purpose. Nothing contained herein shall be construed as granting or conferring any rights by license or otherwise. It is understood and agreed that neither party solicits any change in the organization, business practice, service or products of the other party, and that the disclosure of Confidential Information shall not be construed as evidencing any intent by a party to purchase any products or services of the other party nor as an encouragement to expend funds in development or research efforts. Confidential Information may pertain to prospective or unannounced products. Recipient agrees not to use any Confidential Information as a basis upon which to develop or have a third party develop a competing or similar product.

9454 Wilshire Blvd., PH/G-6
Beverly Hills, CA 90212
T 310-275-2255, F 310-275-2282
www.tomimist.com

6. No Publicity.

Recipient agrees not to disclose its participation in this undertaking, the existence or terms and conditions of the Agreement, or the fact that discussions are being held with Owner.

7. Severability.

If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

8. Governing Law and Equitable Relief.

This Agreement shall be governed and construed in accordance with the laws of the United States and the State of California and Recipient consents to the exclusive jurisdiction of the state courts and U.S. federal courts located there for any dispute arising out of this Agreement. Receiving Party agrees that in the event of any breach or threatened breach by Recipient, Owner may obtain, in addition to any other legal remedies which may be available, such equitable relief as may be necessary to protect the Disclosing Party against any such breach or threatened breach.

9. Integration.

This Agreement expresses the complete understanding of the parties with respect to the subject matter and supersedes all prior proposals, agreements, representations, and understandings. This Agreement may not be amended except in a writing signed by both parties.

10. No Assignment.

Recipient may not assign this Agreement or any interest herein without Owner's express prior written consent.

11. Notices.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services at the addresses herein.

TOMI™
ENVIRONMENTAL SOLUTIONS

9454 Wilshire Blvd., PH/G-6
Beverly Hills, CA 90212
T 310-275-2255, F 310-275-2282
www.tomimist.com

12. No Implied Waiver.

Either party's failure to insist in any one or more instances upon strict performance by the other party of any of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

13. Headings.

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

This Agreement and each party's obligations shall be binding on the representatives, assigns, and successors of such party. Each party has signed this Agreement through its authorized representative.

| TOMI ENVIRONMENTAL SOLUTIONS, INC. | RECIPIENT |
| --- | --- |
| By: [signature] | By: [signature] |
| Dr. Halden S. Shane<br>Print Name | Richard J Frech<br>Print Name |
| CEO and Chairman of the Board<br>Title | President/CEO<br>Title |
| November 8, 2016<br>Date | 11/10/2016<br>Date |